CODE OF BUSINESS CONDUCT AND ETHICS
                              FOR
                    FOUNTAIN POWERBOATS, INC.




April 2004



TABLE OF CONTENTS

I.	INTRODUCTION                                                 1
II.	STATEMENT OF POLICY                                          1
III.	CONFIDENTIAL INFORMATION                                     2
IV.	CONFLICTS OF INTEREST                                        3
V.	PERSONAL ETHICS                                              4
VI.	POLITICAL ACTIVITIES                                         5
VII.	CIVIC RESPONSIBILITIES                                       5
VIII.	COMPLIANCE CERTIFICATE                                       5
IX.	COMPLIANCE WITH LAWS, RULES, AND REGULATIONS                 6
X.	ADMINISTRATION                                               8
XI.	CONCLUSION                                                   9







I.	INTRODUCTION

This Code of Business Conduct and Ethics (the
"Code") of Fountain Powerboats, Inc. (the
"Company") is a guide to help our employees competently and ethically do their jobs. This
Code also will help you perform your job without feeling the pressure of indecision when confronted by particular types of situations.
If a situation arises where it is difficult to determine the right choice or you feel pressured to act improperly, discuss the matter with your supervisor or manager. If you are uncomfortable discussing the situation with your supervisor or manager or after the discussion are still uncomfortable with the situation, please contact the Human Resources Director.

This Code is intended to deter wrongdoing and to promote:

1)	Honest and ethical conduct;

2)	Ethical handling of actual or apparent
conflicts of interest between personal and professional relationships;

3)	Compliance with applicable governmental
laws, rules, and regulations;

4)	Prompt internal reporting of violations of
the Code, illegal or unethical behavior by officers or employees, or accounting or auditing concerns; and

5)	Accountability for adherence to the Code.

It is not practical to attempt to cover in this
Code all possible situations with which you may
be confronted.  You must always make the choice
of honesty and integrity-the right choice-to
avoid even the slightest appearance or suspicion
of a conflict of interest or wrongdoing.
Failure to meet the expectations described in
this Code and the Company's policies and
practices may result in disciplinary action, up
to and including termination.
II.	STATEMENT OF POLICY
The Company's reputation for integrity is a valuable asset and it is determined largely by the ethics of the employees of the Company.
Each employee must prudently manage his or her personal and business affairs to avoid situations that might lead to a conflict of interest, or even the appearance or suspicion of a conflict of interest, between the employee's self-interest and his or her duty to the Company. A person's position with the Company must never be used, directly or indirectly, for private gain, to advance personal interests, or to obtain favors or unauthorized benefits for himself or herself, a member of his or her immediate family, or any other person.

For clear understanding as you read this Code,
"employee" refers to any person employed with
the Company.  "Immediate family" includes an
employee's spouse, parent, child, brother,
sister, grandparent, grandchild, in-law, or any
other person living in the employee's primary
household.
III.	CONFIDENTIAL INFORMATION
A.	Not to be Disclosed to Others. To maintain
the trust of the Company's customers, the public, and the Company's employees, employees must never compromise the Company's standard of confidentiality. Therefore, employees must protect the privacy of the Company's confidential information, which is any information acquired during your employment that is not available to the public. Confidential information specifically includes personal information about the Company's shareholders, directors, officers, and employees. In addition, your responsibilities include knowing what information is confidential and obtaining clarification when in doubt; using confidential information only for its intended use in carrying out your duties as a Company employee; obtaining prior approval from your supervisor or manager to disclose confidential information; and revealing confidential information only to authorized persons when that information is essential for them to perform their jobs and you are authorized to do so.

B.	Use of Information for Personal Gain.
Employees must not use confidential
information in any manner for their personal advantage or to provide advantage to others.
For instance, information obtained as the result of employment with the Company that relates to a customer's business must never constitute the basis of a personal transaction, whether directly or indirectly, in such business by a Company employee.
Similarly, this type of insider information must never form the basis of investment advice to others. Any transaction by an employee that may affect, in any manner, whether directly or indirectly, a customer's business will form the basis of suspicion and must be avoided. Additionally, financial information concerning the Company must not be released to anyone unless:

1)	It has been previously published in
reports to shareholders; or

2)	It has otherwise been made generally
available to the public; and

3)	It has had time to be absorbed by the
public (usually 10 business days after
publication to the general public).
IV.	CONFLICTS OF INTEREST
A.	Outside Employment and Engaging in Outside
Business Ventures. Each employee is expected to devote his or her full time, ability, and loyalty to the Company's interests during regular hours of employment and for whatever additional time that properly may be required by an employee's job.

The participation, directly or indirectly, by an employee in any business venture with a customer, supplier, or competitor of the Company subjects the employee and the Company to possible conflicts of interest.
Therefore, a business association of any kind by an employee or any immediate family member living in the employee's primary household with a customer, supplier, or competitor must be disclosed to and approved by the Management Committee.

B.  Personal Investments and Disclosure of
Material Interest.  Neither you nor any
member of your immediate family living in your primary household may hold a "material interest", directly or indirectly, in the stock or business of a known customer, supplier, or competitor without the prior approval of the Management Committee.

Generally, a "material interest" for which disclosures are required involves the following situations:

1)	For publicly traded companies, any type
of interest (whether by ownership or by
serving in any official capacity) in a
business entity in which you have
ownership interest of 5% or more of any
class of voting securities.

2)	For closely-held or privately-held
companies or certain other business
arrangements, any type of interest
(whether by ownership or by serving in
any official capacity) in a business
entity in which you have: a) ownership
interest representing 5% or more; b)
voting authority of 5% or more of any
class of voting securities (regardless
of fair market value; c) control over
the election of one or more managing
members, trustees, or directors; or d)
controlling influence over the
management or policies of any such
entity.

You or members of your immediate family
living in your primary household may invest in shares of publicly traded corporations, provided the investment does not violate this Code and the total number of shares owned does not constitute a material interest in the corporation.

C.	Gifts, Fees, and Entertainment to or from
Customers or Suppliers. Except in connection with and specifically pursuant to programs officially authorized by the Company, an employee may not accept, directly or indirectly, any money, objects of value, or premiums from any person or company that has done or sought or is doing or seeking business with the Company. All employees must disclose authorized transactions of this nature to the Human Resources Director.
Providing excessive gifts or entertainment to others who may represent potential business is prohibited. Employees may accept only business-related meals, entertainment, gifts, or favors when authorized by management and when the value involved is not significant and clearly will not create an obligation to the donor.

D.	Competition.  An employee must avoid
situations where he or she is or may appear to be in competition with the Company. The following are examples of the types of activities which are considered to be in this category:

1)	Using one's position to prevent or
hinder the Company from lawfully
competing with others.

2)	Using the Company's personnel,
facilities, or funds for the pursuit of
an unauthorized, non-company interest
or business.

3)	Providing any service that the Company
normally renders to its customers or
potential customers.

4)	Diverting business or personnel away
from the Company.

5)	Otherwise improperly profiting,
directly or indirectly, at the
Company's expense.
V.	PERSONAL ETHICS
A.	Self-Dealing.  Employees and any immediate
family members living in their primary
household may not engage in any transaction which constitutes self-dealing or otherwise trade on their positions with the Company, or accept, from anyone doing or seeking to do business with the Company, a business opportunity not generally available to other persons or which is made available because of such employee's position with the Company.

B.	Individual Behavior.  The Company's image and
reputation can be no better than the image and reputation of its employees, and the Company expects all of its employees to conduct their personal lives in a manner so as not to bring discredit upon the Company.







VI.	POLITICAL ACTIVITIES
A.	Use of the Company Funds and Property.  The
use of the Company's funds or assets for political campaign contributions, whether local, state, or federal, is prohibited by law. This covers not only direct contributions but also indirect support of candidates or political parties by practices such as the purchase of tickets for dinners or other fund raising events, the loan of employees to political parties or committees, and the furnishing of transportation, printing, or duplicating services or other types of services to a campaign.
Participation by employees in any election campaign must be undertaken only during off-duty hours and at their own expense without any use whatsoever of the Company's facilities or equipment. There are potential criminal penalties if you use Company assets or money for political purposes.

B.	Political Sponsorship.  To avoid any
impression of political sponsorship or
endorsement by the Company, the name and address of the Company may not be used in mailed political material or fund raising, nor may the Company be identified in any political advertisement or literature.

C.	Employee Candidates and Appointees.  Any
employee who desires to run for an elected
public office, or to accept an appointment to
a government office, must discuss the matter
in advance with his or her supervisor or
manager and the Human Resources Director to
make certain that the duties of the office
and the time away from the job will not
conflict with the Company's expectations
relative to his or her job performance and to
get prior approval.
VII.	CIVIC RESPONSIBILITIES
Employees are encouraged to participate in civic
organizations, provided such participation does
not unduly interfere with their duties and is
not detrimental to the Company.
VIII.	COMPLIANCE CERTIFICATE
Supervisors and managers of the Company are responsible for circulating copies of this Code or otherwise reviewing its contents with their subordinates. Periodically, each employee will be requested to sign and submit the Certificate of Compliance attached to this Code, as directed by the Human Resources Director. FAILURE TO
ADHERE TO THE POLICIES AND OTHER MATTERS
SPECIFIED AND COVERED IN THIS CODE WILL BE
GROUNDS FOR DISCIPLINARY ACTION, UP TO AND
INCLUDING TERMINATION.

New employees will be presented a copy of this Code as a part of their employment orientation.
Prior to the commencement of employment, they will be expected to read this Code and sign and submit to the Human Resources Director the Certificate of Compliance attached to this Code.

IX.	COMPLIANCE WITH LAWS, RULES, AND REGULATIONS

Your job is to be aware of and to comply with the laws, rules, regulations, and legal requirements affecting you and your job. The
Company cares how results are obtained, not just that they are obtained. It is the policy of the Company to comply with all federal, state, and local laws, rules, and regulations applicable to the Company. Particular attention is directed to the laws, rules, and regulations relating to discrimination, antitrust, safety, and the environment. If any uncertainty arises as to whether a course of action is within the letter and spirit of the law, advice should be obtained from the Company's Human Resources Director.

The following are general guidelines for compliance with certain laws and regulations due to their particular importance to the Company's business activities. The special emphasis on these laws does not limit the general admonition to comply with all laws, rules, and regulations applicable to the Company. This Code envisions a level of ethical business conduct above the minimum required by law.

A.	Discrimination and Harassment.  The Company
is committed to providing a workplace free of discrimination and harassment based on race, color, religion, age, sex, national origin, disability, veteran status, or any other legally protected status. Similarly, offensive or hostile working conditions created by such harassment or discrimination will not be tolerated. Each employee of the Company must not engage in conduct that constitutes discrimination or harassment.

B.	Antitrust Activities.  The purpose of
antitrust laws is to provide a level playing field to economic competitors and to promote fair competition. No employee, under any circumstances or in any context, may enter into any understanding or agreement, whether expressed or implied, formal or informal, written or oral, with an actual or potential competitor, which would illegally limit or restrict in any way either party's business or market activities. This prohibition includes any understanding or agreement relating to prices, costs, profits, products, services, terms, or conditions of sale, market share, or customer or supplier classification or selection. It is the Company's policy to comply with all applicable antitrust laws and our employees are required to do the same.

C.	Environment, Health, and Safety.  The Company
is committed to operating in a manner that is protective of human health and safety and the environment. It is our policy to comply, in all material respects, with applicable health, safety, and environmental laws, rules, and regulations. Each employee is expected to comply with our policies, programs, standards, and procedures and all applicable health, safety, and environmental laws and regulations.

D.	Reporting Obligations.  The Company is
committed to ensuring full, fair, accurate, timely, and understandable disclosures in any periodic reports that it is required to submit to any regulatory entities and in its public communications.

E.	Summary.  As an employee, you are responsible
for understanding and obeying all laws,
rules, and regulations that govern your
function with the Company. Sources of this information include your supervisor or manager, the Human Resources Director, and the policies and procedures established by the Company. If you have any questions concerning applicable laws, rules, and regulations that govern your function within the Company, contact your supervisor or manager or the Human Resources Director.



X.	ADMINISTRATION

All employees who suspect violations of the letter or spirit of this Code have an obligation to report their concerns to the Human Resources
Director. Matters of concern include pressure exerted by suppliers, customers, Company personnel, or others to use Company resources in an unauthorized manner or to take or enable other actions inconsistent with authorized
Company procedures and policies or this Code.
Employees may also report their suspicions or specific incidents to any member of the Company's Management Committee or Board of
Directors.

There are two reporting methods:

1)	The individual may contact the Human
Resources Director either in person, by
telephone, in writing or in any method. The individual may do so anonymously if desired.
The members of the Management Committee and Board of Directors may be determined from the Human Resources Director at (252) 975-7017;
or

2)	The individual may contact the Company's
Employee Conduct Hotline at (800) 853-9099, which also provides the option for the individual to remain anonymous.

All allegations of improper or illegal behavior will be investigated promptly and thoroughly.
The investigation shall remain as confidential as practicable and those conducting the investigation shall respect the privacy of all persons involved.

No adverse action shall be taken or permitted against anyone for communicating legitimate concerns to the appropriate persons. An investigation will be conducted whether the employee identifies himself or herself or if matters are submitted anonymously.

This Code is subject to amendment and may be reviewed and updated periodically. Any waivers of a provision of this Code for an officer must be approved by the Company's board of directors and disclosed in a Form 8-K within five days.



XI.	CONCLUSION
While this Code is not exhaustive, we hope that it will provide guidance for you. Adherence to the Code by all employees will ensure the maintenance of the high ethical standards toward which the Company strives. Failure to meet your responsibilities as described in this Code, the Company's policies and practices, and applicable laws, rules, and regulations may result not only in disciplinary action up to and including termination, but also personal fines and imprisonment.

From time-to-time, all of us will be confronted with situations not clearly covered by this Code. When these matters arise, supervisors and managers should discuss such matters with the Human Resources Director, and other employees should consult with their supervisors or managers. Supervisors and managers must follow up with the Human Resources Director.

The policies contained in this Code are
guidelines to employment with the Company, do not create contractual rights or obligations of employment, and are subject to all employment remaining at-will.








CODE OF BUSINESS CONDUCT AND ETHICS OF FOUNTAIN POWERBOATS,
INC.


Please print or type applicable information.

EMPLOYEE NAME:
	________________________________________________


EMPLOYEE NUMBER:
	______________________________________________________

DEPARTMENT:	______________________________



CERTIFICATE OF COMPLIANCE


       I, the undersigned, hereby acknowledge that I carefully have read the Code of Business Conduct and Ethics of Fountain Powerboats, Inc. and that I understand it and agree to comply fully and completely with it. I recognize that failure by an employee of Fountain Powerboats, Inc. to adhere to the policies and other matters specified and covered in the Code of Business Conduct and Ethics will be grounds for discipline, up to and including dismissal from employment.




______________________       ___________________________
Signature						Date